Exhibit 99.3

Investor Day March 27, 2007

Investor Day Objectives Share Business Outlook Meet Senior Managers Discuss Market Conditions Review Operating Plan Strategy Update Objectives

Management Introductions Pat Moore, Chairman & CEO Steve Klinger, President & COO Chuck Hinrichs, SVP & CFO Math Blanchard, VP & General Manager, Board Sales Division Craig Hunt, SVP Secretary & General Counsel Sonny Jackson, SVP & GM, Containerboard Mill Division Paul Kaufmann, SVP, Corporate Controller Doug Keim, VP Innovation & CMO John Knudsen, SVP Manufacturing Container Mark O’Bryan, SVP Strategic Initiatives & CIO Mike Oswald, SVP & General Manager, Recycling Division Bob Nelson, Regional VP Sales Sue Neumann, SVP Communications Steve Strickland, SVP Sales Container

Agenda Time Page Session Presenter 8:00a 3 Introductions John Haudrich 8:05a 7 Strategic Overview Pat Moore 8:20a 18 Operational Execution & Market Review Steve Klinger 8:45a 39 Mill & Supply Chain Plans Sonny Jackson Math Blanchard 9:30a 58 Container Plans John Knudsen Steve Strickland Doug Keim Bob Nelson 10:30a Break 10:40a 94 Recycling Plans & the Global OCC Market Mike Oswald 11:00a 105 Case Study: Improving Organizational Integration Mark O’Bryan 11:15a 110 Financial Matters & Business Outlook Chuck Hinrichs 11:30a 119 Concluding Remarks Pat Moore Steve Klinger Chuck Hinrichs 12:00p Lunch 1:00p Adjourn Q&A Q&A Q&A Q&A Q&A

Safe Harbor This presentation contains statements relating to future results, which are forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, continued pricing pressures in key product lines, seasonality and higher recycled fiber and energy costs, as well as other risks and uncertainties described in the company’s annual report on form 10-K for the year ended December 31, 2006, as updated from time to time in the company’s Securities and Exchange Commission filings. Statements Relating to Non-U.S. GAAP Financial Measures During the course of this presentation, certain non-U.S. GAAP financial information will be presented. A reconciliation of those numbers to U.S. GAAP financial measures and additional disclosure regarding our use of non-GAAP financial measures are included in the company’s fourth quarter 2006 earnings press release available on the company’s website at www.smurfit-stone.com Investor Relations Contacts John Haudrich (314) 656-5375 Stephanie Meiners (314) 656-5371

Strategic Overview Pat Moore

Strategic Imperatives Growth by Acquisition Drove Decentralized Structure Inflationary Cost Pressures Off Shore Migration Change in Retail = Slow Growth Market Commoditized Product High Cost Operations Significant Price Competition Centralize Leverage size Cost competitive Market leader Flexibility Challenges Strategic Imperatives Forces

Strategic Goals Financial Flexibility Improve Margins Competitive Cost Profile New Organization Structure Strategy

Accomplishments New Organization Structure Competitive Cost Profile Improve Margins Financial Flexibility Functional alignment Strengthened senior management 2 mills closed, higher production 22 box plant closures announced Headcount reduced 3,600 Inventories reduced 20%+ Implemented 3 price increases Centralized marketing organization 35% growth in Asian operations Consumer Packaging sold Reduced debt $937 million

2006 Results 3.1% 6.3% Operating Profits Profit Margins $ in Millions $452 $210 2005 2006 2005 2006

2007 Goals World Class Safety Operational Improvement Improve Margins

World Class Safety World Class 0.0 0.5 1.0 1.5 2.0 2.5 2003 2004 2005 2006 2007 Target RCR SSCC Peer Average

Operational Improvement Initiative Benefits Capital Expenditures $180 Incremental $ in Millions $274 $240 $420 $525 $300 $350 $350 $243 $0 $100 $200 $300 $400 $500 $600 2006 2007 2008 2006 2007 2008 Actual Target

Improve Margins Centralize Marketing & Sales Support Flexibility In All End Use Channels Reduce Cost to Serve Improve Sales Process Improve Margins

Long Term Priorities Debt Reduction Talent Management Integrated Value Focused on Execution

Conclusion Commitment! Urgency! Speed! Focus! Become the SAFEST & Most PROFITABLE Company in Our Industry

Operational Execution & Market Review Steve Klinger

Initiatives $ in Millions 2006 Accomplishments 2 mills closed; higher production Headcount reduced 2,200 Inventories reduced 12% 14 box plants closed Initiative Cost Savings $180 $240 $420 $525 $243 $0 $100 $200 $300 $400 $500 $600 2006 2007 2008 Actual Target

Agenda World Class Safety 2007 Goals Initiatives Operational Improvement Improve Margins Implement safety objectives Reinforce “SAFE” core beliefs Optimize mill & supply chain operations Reinvest/improve container manufacturing Improve transportation, procurement, SG&A Performance Culture Establish talent mindset Execution based organization Improve board sales margin, mix & growth Container growth/margin improvement Grow recycling business

Agenda World Class Safety 2007 Goals Initiatives Implement safety objectives Reinforce “SAFE” core beliefs

Achieve Safety RCR Goal Implement 2007 Safety Objectives Safety Management Systems Hazardous energy Maintenance safety NFPA 70E Reinforce SAFE Core Beliefs All injuries are preventable Safety is everyone’s responsibility Working safely is a condition of employment Training employees to work safely is essential Prevention of injury is good business SSCC RCR Target 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 2003 2004 2005 2006 2007 Target RCR

Agenda 2007 Goals Initiatives Performance Culture Establish talent mindset Execution based organization

Establish Talent Mindset Create a high-performance culture & talent mindset Reward Top Exit Non- Performers Flood w/ Candid Feedback Accountability Communicate Expectations Recruit Top Talent Develop Employees Talent Mindset Senior Operating Managers Total: 45 New to role: 21 New to SSCC: 11

Agenda 2007 Goals Initiatives Operational Improvement Optimize mill & supply chain operations Reinvest/improve container manufacturing Improve transportation, procurement, SG&A

Optimize Mill & Supply Chain Operations High Return Capital Projects Productivity/ Cost Reduction Linear Program

Reinvest, Improve Container Manufacturing Scaling Centralize Management Operational Improvement

Cost Savings Transportation Load max Network optimization Procurement Enhance capabilities of procurement professionals Work cross functionally Increase competition through strategic sourcing process Expand procurement influence and compliance from $1 to $3 billion SG&A Corporate right sizing post sale of Consumer Packaging SG&A benchmarking exercise

Agenda 2007 Goals Initiatives Improve Margins Improve board sales margin, mix & growth Container growth/margin improvement Grow reclamation business

Improve Board Sales Margin Enhancement Mix Improvement Growth

Container Growth/Margin Improvement Customer Value Proposition Target Attractive Segments Improve Sales Execution Lower Cost to Serve Margin Improvement

Grow Recycling Business Growth through Acquisition Export and plastics business Reinvest in commercial sort lines Leverage operational improvement best practices

2007 Expectations $180 Incremental World Class Safety Performance $180 Million Incremental Benefits Improve Profit & Margins vs. 2006 RCR 1.15 0.99 0.75 1.00 1.25 2006 Actual 2007 Target 243 420 $0 $100 $200 $300 $400 $500 2006 Actual 2007 Target

Vision Become the SAFEST & Most PROFITABLE Company in Our Industry 28% Improvement Integrated Packaging Companies Share of Operating Profit * Earnings for 9 months ended 3Q 05 (prior to initiation of strategic initiative program) Source: Public Records 22.7% 29.0% * SSCC Other Integrated Other Integrated SSCC 0% 20% 40% 60% 80% 100% 2005 2H 06

Market Review: Supply & Pricing Historically Low Inventory Note: 1Q07 through February 2007 Source: AF&PA, Paperloop 2,000 2,100 2,200 2,300 2,400 2,500 2,600 2,700 2,800 2,900 3,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2001 2002 2003 2004 2005 2006 2007 Containerboard Inventories ('000 Tons) $- $100 $200 $300 $400 $500 $600 Containerboard Prices Inventory Price

Market Review: Demand Demand Trend Favorable over the Long Term, Short Term Volatility Source: FBA 85,000 87,500 90,000 92,500 95,000 97,500 100,000 102,500 105,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2001 2002 2003 2004 2005 2006 Box Shipments (MMSF) Shipments (MMSF) Linear (Shipments (MMSF))

Costs: Fiber Price Escalation OCC #11 Price History – US Average $/Tn from PriceWatch Average Prices Up Sequentially OCC $30/tn Up $60/tn point-to-point Jan-Mar Wood $4/tn Weather & wood product market $29 million pre-tax impact 1Q 07 Expectations: Higher OCC collections Lower OCC prices in 2Q Note: 1Q07 through March 2007 $30 $50 $70 $90 $110 $130 3Q02 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07

Long Term Improved Financial Performance Improved Market Conditions + Initiative Benefits + Operational Improvement + Margin Improvement Improved Financial Performance

Mill & Supply Chain Plans Sonny Jackson Math Blanchard

Agenda Mill Overview Operating Plans Agenda Topics Mill System Profile Competitive Cost Position Cost Per Ton Change System Balancing High Return Capital Projects Productivity Improvement Board Sales Plans Drive Incremental 2007 Growth Flexibility within all End Use Channels Linear Programming Opportunity

Agenda Mill Overview Agenda Topics Mill System Profile Competitive Cost Position Cost Per Ton Change

Mill Locations and Products Matane Ontonagon Coshocton Carthage Uncasville Seminole Stevenson Los Angeles Snowflake Medium Hopewell Fernandina Florence Missoula Linerboard La Tuque West Point Brewton Hodge Panama City Multi-Product Pontiac Pulp Key Mill Locations and Products

Market Leading Producer North American Market Share Source: SSCC, AF&PA, CCCA 15% 25% 44% 20% 0% 10% 20% 30% 40% 50% Brown Linerboard Medium White Linerboard Total

Smurfit-Stone’s Mill System is Cost Competitive Cash Cost Per Ton: Force Ranked by Mill Brown Liner & Medium Source: Jacob Sirine (RISI) Studies 4Q 02 & 3Q 06 (brown liner & medium) Medium & Liner Capacity (Million Tons)

Driving Down Cost Per Ton Lower Mill Energy BTU/Ton Increased Productivity (‘000 Tons) 9.1 8.8 8.7 8.4 7 8 9 10 2003 2004 2005 2006 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2002 2003 2006 Brown Liner Medium Total

Agenda Operating Plans Agenda Topics System Balancing High Return Capital Projects Productivity Improvement

It Starts with Cultural Change Safety Communication/ Motivated Employees Broader Perspective Profitability Data Driven Decisions Teamwork

Driving Initiative Benefits Mill Benefits Contribute to $180 Savings in 2007; $525 Overall $ in Millions Incremental Benefits System Balancing Capital Productivity /Cost Reduction

High Return Capital: Examples Energy Conservation Projects Hodge Bark Burning $16 44% Brewton Pet Coke $2 50% Brewton Boiler $1 65% Seminole Steam $1 82% Productivity/Other Projects LaTuque DLK $6 78% Hopewell Fourdrinier $2 70% Panama City Panafluff $1 65% $ in Millions High Returns on Modest Investments Cost ROI $0 $5 $10 $15 $20 $25 $30 $35 Capital Investment Expected Annual Return

Productivity Opportunities Focused on Logistics Load Max Warehousing & Inventory Management Network Optimization

Agenda Agenda Topics Board Sales Drive Incremental 2007 Growth Flexibility within all End Use Channels Linear Programming Opportunity

Board Sales Profile 2006 Containerboard Capacity: 7.5 Million Tons 5.2 1.4 0.9 2006 External Containerboard Sales (‘000 tons) Internal External Domestic External Export 0 100 200 300 400 500 600 700 800 Liner Medium White Top Domestic Export

Containerboard Sales Growth (Tons) Total Sales Units in thousand tons 965 1,047 977 1,414 772 686 794 890 400 800 1,200 1,600 2003 2004 2005 2006 Domestic Export

Priorities Execution Reduce System Cost Manage Inventories Flexibility Improve Margins Mill Production 3rd Party Export 3rd Party Domestic Trade Partners Internal Corrugated Demand Supply & Order Management Flexibility Along All End Use Channels

Linear Program Optimizes Costs & Production Optimization key variable inputs: Grade Cost, Run Rates, Freight Cost by Lane Incremental Wood & Energy Cost Net Selling Price by Customer Constraint: Pulp, Machines, Customers Optimize complex scenarios: Current Demand New Business Opportunities Operating Options Demand Changes Mill/Box Network Interaction Mills Box Plants

Example: Grade Movement Optimization Base case: 3 months of actual orders ME 23: 114M tons on 8 machines costing $26.7MM ME 26: 318M tons on 14 machines at a cost of $72.5MM Through LP Optimization ME 23 is produced on 10 machines at a cost of $26.6MM ME 26 is produced on 13 machines at a cost of $67.7MM What changes? ME 23 freight costs are reduced by $1.7MM but machine costs increase by $1.6MM ME 26 freight cost are reduced by $2.4MM and machine costs decrease by $2.4MM Cost in $MM 2.4 1.6 4.1 99.2 94.3 $90 $95 $100 Base 26 LB 23 LB Freight Revised

Mill Message Operations Mill cost profile in-line with market Contributing to cost reduction Incremental benefits: System balancing Capital reinvestment Productivity improvements Board Sales Growth & margin improvement Flexibility along all end use channels Support container in time of change Future opportunities with linear program $180 Million Savings: A Shared Commitment Container Mills Recycling Corporate

Creating a Cost Competitive Container Operation John Knudsen

Agenda Business Design Operational Improvement Scaling & Capital Strategy Right Sizing Operational Improvement Program Cost Optimization Opportunity Initiatives Centralization Area Alignment

Agenda Business Design Scaling & Capital Strategy Right Sizing Opportunity Initiatives

Proactive Capital Plan Increased plant capacity Right size Improved productivity Increased ROI System wide approach Top down Firm timeline Comprehensive Address all manufacturing areas Corrugators Converting cells Optimize plant layout & design

Close 30+ Plants Focus: Fewer Plants & Machines Reduce Flexos 25% Reduce Rotary Die Cutters 40% Reduce Corrugators 25%

Reinvestment to Improve Competitive Profile New or Upgraded Equipment by 2008 % Equipment Base 46% 63% 67% 0% 25% 50% 75% 100% Flexos Rotary Die Cutters Corrugators New Rebuilds/Ancillary Additions

Source: Pulp &Paper, June 5, 2006 More Business + Fewer/Better Assets = Higher Throughput MSF Shipped Per Plant 57% Increase in Scale Box Plant Throughput 2006 2008 Target

Right Sizing % Target Headcount Reduction (vs. 6/2005 Base) Container Division Headcount Reduction 27% 0% 10% 20% 30% 2006 2007 2008 Actual Target

Agenda Opportunity Initiatives Centralization Area Alignment

Area Concept Cluster of plants working as one business unit Generalized to specialized Functional alignment: sales, manufacturing, finance Area Profitability From Plant To Market Focused Business Units High-Volume Corrugator Volume driven Lowest cost Simple mix Advanced technology General Corrugator Volume dependent Aligned with HVC Profit center Cost/market goals Specialty Display/Graphics Pizza, Bulk, etc. Die Cut or Flexo Profit center Sheet Feeder Volume driven Technology required One business unit Sheet Plant Profit center High price Niche markets Plant Specialization

Agenda Opportunity Initiatives Operational Improvement Operational Improvement Program Cost Optimization

Technology Performance-based Metrics Standard Process to Drive Excellence Throughput Plant design Culture Change Operational Improvement Process Standardized Processes

Improving Machine Productivity Productivity Improvement Productivity versus Industry Average Productivity Improvement Machine Production 48% Increase 23% Increase 25% Increase Source: TAPPI, Internal 30% above Standard 13% above Standard 14% above Standard 0% 10% 20% 30% 40% 50% Rotary Die Cutters Flexos Corrugators 0 10 20 30 40 50 Rotary Die Cutters Flexos Corrugators TAPPI SSCC

Improving Container Margins Steve Strickland Doug Keim

Agenda Sales Assessment Sales Infrastructure & Cost to Serve Agenda Topics Price Performance Volume Performance Customer Value Proposition Right Size Sales Force Trailer, Inventory, Warehouse Optimization Improve Sales Execution Centralized Marketing & Development Building Functional Capabilities Build Menu of Services & Solutions Build Profitable Innovation Capability

Agenda Sales Assessment Agenda Topics Price Performance Volume Performance

SSCC Price In-line with Market, Volume Lags Year/Year Per Day US Corrugated Shipment Growth US Corrugated Prices Price index: 4Q 04 100% Source: FBA, SSCC -6% -4% -2% 0% 2% 4% 6% 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 SSCC FBA -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 SSCC FBA

Agenda Sales Infrastructure & Cost to Serve Agenda Topics Right Size Sales Force Trailer, Inventory, Warehouse Optimization Improve Sales Execution

Right Sizing Sales Force Sales & Support Headcount Sales Rep/Mgr Support 12% Drop 8% Drop 2005 2006 2005 2006

Strong Talent Critical to Achieve Success Attract External, Retain Internal “A” Players Assess Performance Reward High Performance Exit Non-performers

Reduce Trailers and Improve Trailer Utilization Trailer Utilization 40% Increase Trailers 36% Decrease 2005 2008 2005 2008

Reduce Inventory & Warehouse Space Finished Goods Inventory 20% Reduction Warehouses 12% Reduction 2005 2008 2005 2008

Improve Sales Execution Realign sales incentive structure Drive desired behavior and results Pay for performance – reward outstanding results Area managers responsible for profitability Sales force directed to volume Selling the company, not the plant Standardized area sales planning process Area customer design centers Centralized customer service centers Improve least profitable accounts

Agenda Agenda Topics Customer Value Proposition Centralized Marketing & Development Building Functional Capabilities Build Menu of Services & Solutions Build Profitable Innovation Capability

Centralized Marketing, Business Development & Product Development CMO & VP Innovation Business Development Marketing Services Innovation/R&D 3 Positive Outcomes Greater alignment between Sales and Marketing Focused Sales effort against identified growth targets Prepare the business for a profitable future New Centralized Marketing Organization

 Building Functional Capabilities Segmentation/CRM Identify high growth, high margin segment PRODUCE Develop segment value proposition Automation Lead generation and lead management Our Treasure Result Sales has a clear roadmap Sales is focused on the big rocks Sales selling a customer-invested value proposition

 Menu of Services and Solutions What do customers really want? Measured on 2 simple dimensions Mechanical packaging systems & automation Graphics and display Design & innovation centers Asia Innovation/R&D Strengthen our Beachfront Property

 Design & Innovation Centers Think Epcot for Value Chain and Packaging Solutions Best students and teachers = Trusted Advisor Status 20 solutions-based environments Networked Design experts structural and graphic Networked Customer Service specialists...improve service/support Convert customers from passive bystanders to active participants Leverage Educational/Experiential Marketing Deliver tangible value total value chain solutions

Case Study: Area Transformation Bob Nelson

Example: Kansas City Area Area Profile Volume: 3.2 BSF/Yr Top sectors served: Restaurant/Food Printing/Publishing Protein Cleaning/household supplies 3 Year FBA growth projection 1.3% 4 box plants (0.5 to 1.0 BSF)

Shift to Functional Alignment Prior Structure was Plant Centric: General Manager Plant Manager Sales Manager Sales force sold only for plant New Management Structure Area Operations Manager – Plant Managers are direct reports Area Sales Manager – Sales Managers and Sales Reps are direct reports Sales Reps sell for Area Sales & retention plan is more Area specific – right business, right plant Sales compensation plan that has better line of sight

Plant Closure & Business Redistribution Total Area plants sold 3.2 BSF in 2006 Kansas City 756MMSF Typical mix St. Joe 734MMSF Typical mix Liberty 1,200MMSF 93% RDC Blue Springs 518MMSF 30% Specialty Shut down KC, Shift Business to Improve Fit 315MMSF to St. Joe 332MMSF to Liberty 113MMSF shifted to another region More Cost Efficient Configuration St. Joe 1,050MMSF Flexo Liberty 1,500MMSF Rotary cutter Blue Springs 600MMSF 40% Specialty Kansas City Area Closure Plan 0 500 1,000 1,500 2,000 2,500 3,000 3,500 KC St. Joe Liberty Blue Springs Area Annual MMSF 2005 2006 2008

Plant & Machine Reductions Drive Lower Staffing Machines Crews Machine & Crew Reductions 28% reduction 26% reduction 15% reduction Headcount Reductions 0 10 20 30 40 50 Prior Current Prior Current 0 100 200 300 400 500 600 Prior Current

Expected Improvement In Area Profitability Projected Area Profit Improvement Baseline Profit (Loss) Waste Spread Converting Costs Fixed Costs SG&A Forecast Profit (Loss)

Container Message Reducing Cost to Serve Right sizing headcount Realign sales incentive Trailer, warehouse utilization Process standardization Improving Value Proposition Centralizing marketing Segment targeting Leveraging key value offerings Improving Operations Support $180 million 2007 savings $525 million over 3 years Reinvest to drive scale & right sizing Centralizing management to area level Operational improvement program $180 Million Savings: A Shared Commitment Container Mills Recycling Corporate

Driving Improved Financial Performance Containerboard and Corrugated Container Segment Profit 55-65% Improvement From 2006 Note: Segment profit targets are based set of assumptions outlined in Financial Matters & Business Outlook session 2005 2006 2009 Target

Recycling Plans & The Global OCC Market Mike Oswald

Agenda Recycling Overview Global OCC Market 2007 Plans & Goals Agenda Topics Market Position Grade Mix Domestic vs. Global Demand Price Trends Operational Improvement Program Talent Management Growth

Agenda Recycling Overview Agenda Topics Market Position Grade Mix

Smurfit-Stone U.S. Market Leader in Recycling Smurfit-Stone market share = 13% Market leader Smurfit-Stone facilities: 24 recycling plants, 14 sales offices (1 Asia), Waste consulting services Growing non-paper unit 2006: $392 million sales; $19 million profit Top industry safety awards 2001 - 2006 SOURCE: AF&PA (2006) U.S. Recovered Paper Market 52MM Tons Per Yr NEWS 16% OTHER 34% OCC/DLK 50%

Smurfit-Stone Recycling Mix 6.6 million tons managed 75% OCC/DLK 38% consumed internally Guaranteed supply 62% 3rd party sales Mostly domestic Growing export business SSCC Volume by Grade SSCC Volume by End Use 13% 75% 13% 2% OCC/DLK News Other Non-Paper 16% 46% 38% Internal Domestic Export

Agenda Global OCC Market Agenda Topics Domestic vs. Global Demand Price Trends

 U.S. OCC exports continues to climb, domestic use is flat. 60 percent of U.S. exports are now to China and Hong Kong. Data per AF&PA . (000 tons) Growing Global Requirement for Recycled Fiber Destination of US OCC Shipments Destination of US OCC Exports 15,000 17,000 19,000 21,000 23,000 25,000 27,000 2001 2002 2003 2004 2005 2006 Export Domestic 0 500 1000 1500 2000 2500 3000 3500 2001 2002 2003 2004 2005 2006 MM tons China Other

DRIVE CHANGE.
DELIVER RESULTS.

OCC Historical Pricing

OCC #11 Price History – US Average from PriceWatch


$130
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SMURFIT-STONE

100

Agenda 2007 Plans & Goals Agenda Topics Operational Improvement Program Talent Management Growth

Growth Waste Consulting Capital Investments Plastics Export Procurement Acquisitions/ Partners Growth

Recycling Message Market leader in recycling industry Guaranteed fiber for Smurfit-Stone Help offset recycled fiber costs Contribute to $180 million savings $525 million overall Pursuing growth opportunities Reclamation Segment Profit 50% Improvement From Baseline Note: Segment profit targets are based set of assumptions outlined in Financial Matters & Business Outlook session $180 Million Savings: A Shared Commitment 2005 2006 2009 Target Container Mills Recycling Corporate

Case Study: Improving Organizational Integration Mark O’Bryan

Improved Organization Integration Mill Division Supply Chain Consumer Division Board Sales Container Division Reclamation Division Holding Company Mindset Corporate Reclamation Operating Company Mindset Mills / Board Sales Container Operations & Sales Support Functions X

2006 Integration Initiatives Container Functional Benchmarking Trim & Grade Optimization – Phase 1 Supply Chain Realignment Freight Optimization – Southeast Pilot

Freight Optimization – Southeast Pilot Container Plants Containerboard Mills Reclamation Plants 34 sites on new Transportation Management System (TMS) 115,000 line haul truck loads / year Use of “virtual fleet” or continuous moves

2007 Integration Initiatives G&A Benchmarking Functional Consolidation Strategic Sourcing Revitalization Supply Chain LP Model & Grade Optimization Freight Optimization – Full Rollout

Financial Matters & Business Outlook Chuck Hinrichs

Goals $180 Incremental Safety RCR Initiative Savings Improve Profit & Margins vs. 2006 Vs. 2005 baseline costs RCR 1.15 0.99 0.75 1.00 1.25 2006 Actual 2007 Target 243 420 525 $0 $100 $200 $300 $400 $500 $600 2006 Actual 2007 Target 2008 Target

EBITDA Growth Adjusted EBITDA Bridge Assumptions: 1.0-1.5% CAGR growth Net price improvement Achieve initiative targets Annual inflation: $100-150 million 35-45% Improvement from 2006 2006 EBITDA Price/Volume Initiatives Inflation/Other 2009 EBITDA Estimate

Focus: Improving Shareholder Value Free cash flow to reduce debt 3 Yr debt reduction target: $1 billion Target Credit Rating: Strong BB Debt/Capital: 50-55% Improved financial flexibility Reported Debt $ in Millions 4,571 3,634 2,634 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2005 Actual 2006 Actual 2009 Target

Higher Capital Expenditures Remain Below Depreciation Capital Expenditures Capital funds strategic initiatives 3 Year initiative capital: $400 Container capital plan 1,300+ discrete events New/upgraded machinery: Corrugators: 58% Rotary die cutters: 63% Flexos: 44% $ in Millions 274 350 350 300 377 370 380 390 $0 $100 $200 $300 $400 $500 2006 2007 Target 2008 Target 2009 Target Capital Depreciation

Inflation in Key Cost Categories 2006 Category Spend Inflation % Inflation Inflation Trends 07 vs. 06 Wood 737 $ 44 $ 6.0% Recycled 295 (7) -2.4% Total Fiber 1,032 37 3.6% Employee costs 1,900 57 3.0% Freight 600 40 6.7% Energy 595 87 14.6% Chemicals 235 21 8.9% Subtotal 4,362 $ 242 $ 5.5%

EPS Sensitivities $10/tn Price 1% Oper. Rates 1% Box Volume $1/tn Wood Cost $5/tn OCC Cost Annual EPS Impact Annual EPS Sensitivities to Changes in Key Business Variables 1% Energy Cost Historic Quarterly EPS Impact Due to Seasonal Factors Note: Earnings sensitivities are based on the company’s current profile which could change over time. There is often a phase in period when there are changes in key business variables, especially related to price changes. In some cases seasonal sensitivities will not net to zero over the full year due to the volatility in factors driving seasonal variances, especially weather conditions. Sequential earnings impact 0.15 0.04 0.02 0.05 0.03 0.01 $0.00 $0.05 $0.10 $0.15 $0.20 ($0.12) ($0.10) ($0.08) ($0.06) ($0.04) ($0.02) $0.00 $0.02 $0.04 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

Fiber Cost Impact in 1Q 07 Estimated Sequential 4Q 06 to 1Q 07 Increase in Fiber Costs $ in Millions $0 $5 $10 $15 $20 $25 $30 $35 Prior Estimate Current Estimate

Summary Increasing EBITDA Target $1 billion debt reduction by 2009 Capital expenditures $300-350 per year thru 2009; below depreciation Cost inflation moderating Earnings sensitivity: Earnings very sensitive to price change Seasonal factors can impact quarterly earnings by as much as $0.10/sh Higher fiber costs in 1Q 07

Concluding Remarks Pat Moore

Strategic Goals Financial Flexibility Margin Improvement Competitive Cost Profile New Organization Structure Goals

Priorities and Goals World Class Safety, RCR = 0.99 $180 million incremental initiative benefits in 2007 $525 million cumulative initiative benefits by 2008 Improve profit and margins vs. 2006 Improve EBITDA 35-45%; reduce debt by $1 billion by 2009

Commitment Smurfit-Stone Will Be the SAFEST and MOST PROFITABLE Company in our Industry

Q&A